As filed with the Securities and Exchange Commission on December 10, 2004

                                             Registration Statement Nos. 2-36429
                                                                       811-36963

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              - - - - - - - - - -

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

   Pre-Effective Amendment No.                                              / /
                               ....


   Post-Effective Amendment No. 77                                         /X/
                               ....

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /X/


   Amendment No.  47                                                        /X/
                 ....

                        (Check appropriate box or boxes.)
   ...........................................................................
               (Exact Name of Registrant as Specified in Charter)

                                THE RESERVE FUND
   ...........................................................................

                    (Address of Principal Executive Offices)
                           1250 BROADWAY, NEW YORK, NY
                                   10001-3701
                                   (Zip Code)

   Registrant's Telephone Number, including Area Code   (212) 401-5500
   .............................................................................

                            Amy W. Bizar, Esq.
                            The Reserve Funds
                            1250 Broadway
                            New York, NY 10001-3701

                     (Name and Address of Agent for Service)

   Approximate date of Proposed Public Offering ... immediately upon filing

It is proposed that this filing will become effective (check appropriate box)

   /X/ immediately upon filing pursuant to paragraph (b)

   / / on (date) pursuant to paragraph (b)

   / / 60 days after filing pursuant to paragraph (a)(1)

   / / on (date) pursuant to paragraph (a)(1)

   / / 75 days after filing pursuant to paragraph (a)(2)

   / / on (date) pursuant to paragraph (a)(2) of rule 485.

If approriate, check the following box:

   / / this post-effective amendment designates a new effective data for a previously filed post-effective amendment.

[H&R BLOCK(R) FINANCIAL ADVISORS LOGO]


CLASS 25 OF THE
PRIMARY FUND

THE RESERVE FUND OFFERS CLASS 25 OF THE PRIMARY FUND, A NO-LOAD MONEY-MARKET FUND, IN THIS PROSPECTUS:

PROSPECTUS
DECEMBER 10, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

     ABOUT THE FUND
     Investment Objective                                                     2
     Principal Investment Strategies                                          2
     Principal Risks                                                          4
     Performance                                                              5
     Fees & Expenses                                                          6
     Fund Management                                                          7

     YOUR ACCOUNT
     How to Buy Shares                                                        8
     How to Sell Shares                                                       9
     Frequent Purchases and Redemptions                                      11

     ACCOUNT SERVICES                                                        12

     DIVIDENDS & TAXES                                                       13

     FINANCIAL HIGHLIGHTS                                                    14

QUESTIONS?
Shareholders should direct their inquiries to the firm from which they received this Prospectus or to the Reserve Funds.(R)

Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@reservefunds.com
or visit our web site at www.reservefunds.com


IT PAYS TO KEEP MONEY IN RESERVE(R)

ABOUT THE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the Primary Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund invests only in SHORT-TERM SECURITIES and seeks to maintain a stable $1.00 share price.

          - SHORT-TERM SECURITIES - securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Fund monitors a range of economic and financial factors. Based on this analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated MONEY-MARKET SECURITIES that are intended to provide as high a yield as possible without violating the Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of the Fund's securities portfolio will not be more than 90 days. To further minimize investment risks, the Fund does not invest in commercial paper.

          - MONEY MARKET SECURITIES - short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund seeks to attain its objective by investing principally in deposit type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by such obligations. The Fund will invest in obligations of U.S. banking institutions who are members of the Federal Deposit Insurance Corporation (FDIC) and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks and of foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks (EURODOLLAR OBLIGATIONS AND YANKEEDOLLAR OBLIGATIONS) located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. The Fund may invest more than 25% of its assets in bank obligations.

          - EURODOLLAR OBLIGATIONS - dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.

          - YANKEEDOLLAR OBLIGATIONS - dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

The Fund may also invest in U.S. GOVERNMENT SECURITIES including obligations backed by the FULL FAITH AND CREDIT of the U.S. government.

          - U.S. GOVERNMENT SECURITIES - securities issued by the government of the United States, its agencies and instrumentalities.

          - FULL FAITH AND CREDIT - The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

From time to time, the Fund may also invest in MUNICIPAL OBLIGATIONS. Municipal obligations include GENERAL OBLIGATION BONDS, REVENUE BONDS, PRIVATE ACTIVITY BONDS and MORAL OBLIGATION BONDS. Private activity bonds may subject certain shareholders to a Federal alternative minimum tax. Municipal obligations may bear fixed, variable or floating rates of interest.

          - MUNICIPAL OBLIGATIONS - Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.

          - GENERAL OBLIGATION BONDS - Obligations backed by the taxing power of the issuer.

          - REVENUE BONDS - Obligations backed by revenue of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power.

          - PRIVATE ACTIVITY BONDS - Private activity bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Certain types of private activity bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

          - MORAL OBLIGATION BONDS - Obligations issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Revenue Bonds, private activity bonds and moral obligation bonds must meet the same credit quality standards as general obligation bonds and the other investments of the Fund.

REPURCHASE AGREEMENTS. The Fund may invest in REPURCHASE AGREEMENTS but will limit them to transactions with those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

          - REPURCHASE AGREEMENTS (REPOS) - Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

CREDIT QUALITY. The Fund may invest in securities rated in one of the two highest short term ratings, generally by two of the nationally recognized statistical rating organizations. Securities which are not rated may also be purchased provided the investment adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees.

MATURITY. The average maturity of the Fund's securities portfolio will not be more than 90 days. In addition, that Fund will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, or 397 days (13 months) for other securities. The Fund may at times purchase municipal floating rate and variable rate demand obligations, normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

                                 PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund has maintained a constant share price since inception, and will strive to continue to do so.

The value of the Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on the Fund's portfolio and therefore reduce the Fund's yield:

     - INTEREST RATE RISK. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's yields will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Fund invests.

     - CREDIT QUALITY RISK. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money-market security to decrease.

     - RETURNS. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

     - BANKING INDUSTRY RISKS. The Fund is also subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

     - REPURCHASE AGREEMENTS. In the event of a default of a repurchase agreement counterparty, the Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

     - FOREIGN SECURITIES. Eurodollar and Yankeedollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, higher transaction costs, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

     - MUNICIPAL SECURITIES. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.



DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

SUITABILITY. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Fund is not intended to be a balanced investment program. The Fund is intended to provide professional management for your cash and a convenient way to gain interest income as a part of a diversified portfolio.

                                   PERFORMANCE

The bar charts and tables below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar charts show the annual total returns on the Fund's Class 25 shares for each completed calendar year since inception. Past performance is not necessarily an indication of how the Fund will perform in the future.

[CHART]

                Total Return for Primary Fund - Class 25

2002      1.70%
2003      0.98%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.44% for the quarter ended March 31, 2002 and the lowest quarterly return was 0.21% for the quarter ended September 30, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.73%.


          AVERAGE ANNUAL TOTAL RETURNS AS OF                                   SINCE
          DECEMBER 31, 2003                      ONE YEAR     FIVE YEARS     INCEPTION
          ----------------------------------     --------     ----------     ---------
          Primary Fund - Class 25                  0.98%          --            2.27%*

          ----------
          * Class inception date is May 29, 2001.

          For the Fund's current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

                                 FEES & EXPENSES

You may pay the fees and expenses, described in the table below, if you buy and hold Class 25 shares of the Fund. The Fund is a no-load fund, meaning that there is no sales charge (load) or exchange fee associated with an investment in the Fund.


SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees                                  None
   Redemption Fees                                               None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)
   Management Fee**                                              0.25%
   Distribution and Service (12b-1) Fee                          0.00%
   Other Expenses+                                               0.00%
                                                                 ----
Total Annual Fund Operating Expenses++                           0.25%
                                                                 ====

----------

 * The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and additional services requested. A fee of $100 may be charged on redemption checks for less than $100,000 and a fee of $100 may be charged on wire redemptions in any amount. "Stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.
** The Fund pays a "Comprehensive Management Fee" that includes the advisory fee, an administration fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share.
 + Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. These fees will generally be less than 0.005%.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               ONE YEAR     THREE YEARS  FIVE YEARS    TEN YEARS
               --------     -----------  ----------    ---------
                 $ 26          $  83       $  144        $  326

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. The investment adviser for the Fund is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of October 31, 2004, RMCI had approximately $28.6 billion in assets under management. RMCI manages the Fund, subject to policies adopted by the Trustees of the Trust, under the terms of an Investment Management Agreement with the Trust, on behalf of the Fund. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund, including transfer agent services. For its services each Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets. The comprehensive management fee is 0.25% annually of the average daily net assets for the Class 25 shares.

THE DISTRIBUTOR. The Fund's distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of RMCI. The Class 25 shares of the Fund are not subject to a distribution (Rule 12b-1) fee or other sales charge.

YOUR ACCOUNT

                                HOW TO BUY SHARES

SHARE CLASS. The Primary Fund offers Class 25 shares in this prospectus.

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share (NAV) for Class 25 shares. The net asset value per share is calculated by taking the total value of the assets of the share class, subtracting its liabilities, and then dividing by the number of shares of the class that are issued and outstanding. The Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses. The Fund intends to distribute all income daily to maintain a constant share price of $1.00 for each class of Fund shares.

The Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests, which is 5:00 p.m. Eastern time. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if the Adviser determines it is in the shareholders' interest to do so. Your order will be priced at the next net asset value calculated after your order is received by the Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Fund's distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund's NAV.

MINIMUM INVESTMENTS. The minimum initial investment for Class 25 shares is $10 million. There is no subsequent minimum investment. The investment minimum may be reduced or waived in certain circumstances and may be changed by the Fund at any time.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Fund from fraud, Reserve will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the methods noted below:

     - By Check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Fund, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal Wire - Call the Reserve Funds at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

     - Through Third Parties - Investments may be made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund. You should consult a representative of the financial intermediary for information about purchasing shares.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange shares of the same Class of other Reserve funds for Class 25 shares of the Fund. Any new account established through an exchange will have the same privileges as the original account (provided they are available). There is currently no fee for exchanges among funds in the Reserve family of funds.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Fund reserves the right to refuse any purchase or exchange request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on each day that the Fund's NAV is calculated. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if the Adviser determines it is in the shareholders' interest to do so. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by the Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day.

Redemption proceeds can be paid by check or by wire transfer. A service fee of $100 may be charged on check or wire redemptions for less than $100,000. Service fees may be reduced or waived under certain conditions. When redeeming recently purchased shares, please be aware that if the Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Fund may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

         THE FUND ASSUMES NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF
                             WIRED OR MAILED FUNDS.

TELEPHONE REQUESTS. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Fund at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request to the Fund with a signature guarantee. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if the Fund reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or
     -  the account address has been changed within the past 30 days; or
     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker-dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their Fund shares for shares of the same Class in other Reserve funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to carefully read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve family of funds. The Fund may change or discontinue the exchange privilege at any time.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Funds reserve the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your Class 25 account has an average monthly account balance of less than $100,000 and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee

(currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of the Fund, and exchanges between funds in the Reserve family of funds, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm the Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to the Fund. The Fund may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. The Fund may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Fund's intention to do so.

ACCOUNT SERVICES

                              SHAREHOLDER SERVICES

The Fund offers a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our website at www.reservefunds.com. Applications for some of these services are also available on our website in the "Form Library" of the "Literature Center."

The following are some of the shareholder services that are available to investors who hold their shares directly through Reserve. These services may not be available through financial intermediaries, who may offer different services. If you are purchasing or if you hold your Fund shares through a financial intermediary, please consult a representative of the intermediary regarding the shareholder services that are available.

RESERVE EASY ACCESS.(SM) Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

RESERVE ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds within 60 days. Failure to do so could result in the shareholder suffering a loss.

The Funds may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

SPECIAL SERVICES. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

                                                               DIVIDENDS & TAXES

                                    DIVIDENDS

On each day the Fund is open, it declares dividends of substantially all of its daily net investment income and net realized short-term capital gains, if any. Unless you have elected to receive dividends in cash, all dividends, and capital gains distributions, if any, (together, "dividends") are paid in the form of additional shares credited to your account at the NAV per share on the day the dividends are paid. If you have elected to receive dividends in cash, you will be sent monthly checks for those amounts.

                                      TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information regarding Federal taxes for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax adviser(s) with regard to the tax consequences of the purchase, ownership or redemption of Fund shares and for information regarding any state or local taxes.

The Fund intends to maintain its status as a regulated investment company for Federal income tax purposes, so that the Fund will not be liable for Federal income taxes on amounts distributed to shareholders. However, it is possible that events could occur which could cause the Fund to incur some U.S. taxes which would reduce amounts available for distribution.

The tax treatment of dividends, as described below, will be the same whether they are reinvested or taken in cash. The Fund's dividends will generally be taxed as ordinary income, although the Fund may also distribute amounts taxable as capital gains. Dividends will not be eligible for the lower individual income tax rate on "qualified dividend income" to the extent that they are derived from short-term capital gains or income on short-term debt instruments. The tax status of capital gains distributions is determined by how long the Fund held the securities sold and not by how long you have held your Fund shares. If you redeem shares of the Fund or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax.

If you are a foreign entity, the Fund's ordinary income dividends (which may include short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

The Fund, generally, is required to withhold Federal taxes on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or social security number to the Fund, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The Fund may be fined for each account for which those numbers are not provided or are incorrect. If such a fine is imposed, the amount of the fine will be charged to the shareholder's account.

The tax status of dividends and distributions will be detailed in annual tax statements from the Fund.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid to shareholders.

FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

The Financial Highlights tables below are intended to help you understand the Fund's Class 25 shares financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling 800-637-1700.

PRIMARY FUND

                                                                                CLASS 25
                                                          ---------------------------------------------------
                                                                                                     MAY 29,
                                                                                                       2001*
                                                                    YEAR ENDED MAY 31,              TO MAY 31,
                                                             2004         2003           2002          2001
                                                             ----         ----           ----          ----
Net asset value at beginning of period                    $  1.0000    $  1.0000      $  1.0000     $  1.0000
Net investment income                                        0.0085        0.0140        0.0263        0.0004
Dividends from net investment income                        (0.0085)      (0.0140)      (0.0263)      (0.0004)
                                                          ---------    ----------     ---------     ---------
Net asset value at end of period                          $  1.0000    $   1.0000     $  1.0000     $  1.0000
                                                          =========    ==========     =========     =========
Total Return                                                   0.86%         1.42%         2.69%         0.04%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                       $  1348.4    $   1524.7     $  2113.4     $   442.0
Ratio of expenses to average net assets                        0.25%         0.25%         0.25%         0.25%(a)
Ratio of net investment income to average net assets           0.84%         1.41%         2.31%         4.47%(a)


----------
 *  Commencement of operations.
(a) Annualized.

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION:
Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY:
This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

- Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

- Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

- Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

- If you visit our website, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our website www.reservefunds.com for more information.

- If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION:
When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

- LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

- MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

- SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS:
If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30a.m. and 6:00p.m. Eastern Time or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 1-800-637-1700.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION:
We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 1-800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:
Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.

-    Never provide confidential information to unknown callers.

-    Protect your account records including all statements and receipts.

- Use a secure browser when doing business on the Internet, and exit online applications when finished.

If you believe you may be a victim of identity theft, you should:

-    Contact Reserve customer service immediately.

- Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

- File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

- Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or RESRV PARTNERS, INC., member NASD since 06/03.

This Prospectus contains the information about the Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling the Reserve Funds toll free at 800-637-1700.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                    INVESTORS ARE ADVISED TO READ AND RETAIN
                      THIS PROSPECTUS FOR FUTURE REFERENCE.

[H&R BLOCK(R) FINANCIAL ADVISORS LOGO]

                           719 Griswold St., Ste. 1700
                             Detroit, MI 48226-3274

Distributor--Resrv Partners, Inc.

RF/HRBFA-25-12/04

Investment Company File Number 811-2033

The Reserve Fund

Investment services and securities products offered through H&R Block Financial Advisors, Inc., member NYSE/SIPC, a subsidiary of H&R Block, Inc. H&R Block, Inc. is not a registered broker-dealer.


[H&R BLOCK(R) FINANCIAL ADVISORS LOGO]

                               MONEY-MARKET FUNDS
                          OFFERED BY THE RESERVE FUNDS

                                    Class 25:
                                  Primary Fund


                                   PROSPECTUS
                                DECEMBER 10, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[THE QUAKER(R) RESERVE LOGO]
MONEY MARKET ACCOUNT

OFFERED BY
THE RESERVE FUNDS


PRIMARY II FUND
PROSPECTUS

DECEMBER 10, 2004

QUAKER RESERVE MONEY-MARKET I
QUAKER RESERVE MONEY-MARKET II


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


ABOUT THE FUND
Investment Objectives                                                          2
Principal Investment Strategies                                                2
Principal Risks                                                                4
Performance                                                                    5
Fees & Expenses                                                                5
Fund Management                                                                7

YOUR ACCOUNT
How to Buy Shares                                                              8
How to Sell Shares                                                            10
Frequent Purchases and Redemptions                                            13

ACCOUNT SERVICES                                                              14

DIVIDENDS & TAXES                                                             15

FINANCIAL HIGHLIGHTS                                                          16


The Reserve Fund (the "Trust"), a registered investment company, offers two classes, Quaker Reserve Money-Market I ("QRI") and Quaker Reserve
Money-Market II ("QRI"), of the Reserve Primary II Fund (the "Fund"), a money-market fund, in this Prospectus.

QUESTIONS?
Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.


The Reserve Fund

1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700
212-401-5940 (facsimile)
Customerservice@reservefunds.com
       or visit our web site at www.reservefunds.com


IT PAYS TO KEEP MONEY IN RESERVE(SM)

ABOUT THE FUND


                              INVESTMENT OBJECTIVE

The investment objective of the Primary II Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

                              INVESTMENT STRATEGIES

The Primary II Fund is designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, as well as evaluating the credit of issuers, investing in round lots, and safeguarding receipt and delivery of securities. The Fund seeks to maintain a stable $1.00 share price.

The Primary II Fund invests all of its assets in shares of the Primary Fund, another series of The Reserve Fund, rather than directly in a portfolio of securities. The Primary Fund's investment objective is identical to the Fund's investment objective. This structure is different from that of other Reserve funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Therefore the descriptions of the Funds' investment strategies, investment risks, and tax considerations, and the references to the "Fund" in that regard, denote the direct investments of the Primary Fund and the indirect investments of the Primary II Fund.

The Fund invests only in SHORT-TERM SECURITIES and seeks to maintain a stable $1.00 share price.

     - SHORT-TERM SECURITIES - securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Fund monitors a range of economic and financial factors. Based on this analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated MONEY-MARKET SECURITIES that are intended to provide as high a yield as possible without violating the Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of the Fund's securities portfolio will not be more than 90 days. To further minimize investment risks, the Fund does not invest in commercial paper.

     - MONEY MARKET SECURITIES - short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund seeks to attain its objective by investing principally in deposit type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by such obligations. The Fund will invest in obligations of U.S. banking institutions who are members of the Federal Deposit Insurance Corporation (FDIC) and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks and of foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks (EURODOLLAR OBLIGATIONS and YANKEEDOLLAR OBLIGATIONS) located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. The Fund may invest more than 25% of its assets in bank obligations.

     - EURODOLLAR OBLIGATIONS - dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.
     - YANKEEDOLLAR OBLIGATIONS - dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

The Fund may also invest in U.S. GOVERNMENT SECURITIES including obligations backed by the FULL FAITH AND CREDIT of the U.S. government.

     - U.S. GOVERNMENT SECURITIES - securities issued by the government of the United States, its agencies and instrumentalities.
     - FULL FAITH AND CREDIT - The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

From time to time, the Fund may also invest in MUNICIPAL OBLIGATIONS. Municipal obligations include GENERAL OBLIGATION BONDS, REVENUE BONDS, PRIVATE ACTIVITY BONDS and MORAL OBLIGATION BONDS. Private activity bonds may subject certain shareholders to a Federal alternative minimum tax. Municipal obligations may bear fixed, variable or floating rates of interest.

     - MUNICIPAL OBLIGATIONS - Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.
     - GENERAL OBLIGATION BONDS - Obligations backed by the taxing power of the issuer.
     - REVENUE BONDS - Obligations backed by revenue of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power.
     - PRIVATE ACTIVITY BONDS - Private activity bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Certain types of private activity bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.
     - MORAL OBLIGATION BONDS - Obligations issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Revenue Bonds, private activity bonds and moral obligation bonds must meet the same credit quality standards as general obligation bonds and the other investments of the Fund.

REPURCHASE AGREEMENTS. The Fund may invest in REPURCHASE AGREEMENTS but will limit them to transactions with those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

     - REPURCHASE AGREEMENTS (REPOS) - Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

CREDIT QUALITY. The Fund may invest in securities rated in one of the two highest short term ratings, generally by two of the nationally recognized statistical rating organizations. Securities which are not rated may also be purchased provided the investment adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees.

MATURITY. The average maturity of the Fund's securities portfolio will not be more than 90 days. In addition, that Fund will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, or 397 days (13 months) for other securities. The Fund may at times purchase municipal floating rate and variable rate demand obligations, normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

                                 PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although both Funds seek to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the Fund. Each of the Funds has maintained a constant share price since inception, and will strive to continue to do so.

The value of the Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on the Fund's portfolio and therefore reduce the Fund's yield:

     - INTEREST RATE RISK. Most of the Fund's performance depends on interest rates, and when interest rates fall, that Funds yields will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned. When interest rates are rising, the value of long-term debt securities generally goes down more than the value of the short-term securities in which the Primary Fund invests.

     - CREDIT QUALITY RISK. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money market security to decrease.
     - RETURNS. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.
     - BANKING INDUSTRY RISKS. The Fund is also subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.
     - REPURCHASE AGREEMENTS. In the event of a default of a repurchase agreement counterparty, the Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.
     - FOREIGN SECURITIES. Eurodollar and Yankeedollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, higher transaction costs, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.
     - MUNICIPAL SECURITIES. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

SUITABILITY. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Fund is not intended to be a balanced investment program. The Fund is intended to provide professional management for your cash and a convenient way to gain interest income as a part of a diversified portfolio.

                                   PERFORMANCE

No performance information is included in this Prospectus with regard to the Primary II Fund because it has not completed a full calendar year of operations.

                                 FEES & EXPENSES

The Primary II Fund offers two different classes of shares with different minimum investment requirements and different services. Both classes are designed for individual investors.

You may pay the fees and expenses, described in the table below, if you buy and hold the indicated classes of Fund shares. Since the Primary II Fund invests all of its assets in Class 8 shares of the Primary Fund, the expenses of those shares are also shown below. Shareholders will not pay both the management fees of the Primary II Fund and of the Primary Fund. The management fees of the Primary II Fund will be reduced by the amount of the management fees incurred at the Primary Fund level.

PRIMARY II FUND



                                                        CLASS     CLASS
                                                         QRI      QRII
                                                        -----     -----
SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees                          None     None
   Redemption Fees                                       None     None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)
   Management Fee*                                       0.80%     0.80%
   Distribution and Service (12b-1) Fee**                0.25%     1.00%
   Other Expenses+                                       0.00%     0.00%
                                                        ------    ------
Total Annual Fund Operating Expenses++                   1.05%     1.80%
                                                        ======    ======



PRIMARY FUND




                                                                 CLASS 8
                                                                 -------
SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees                                    None
   Redemption Fees                                                 None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)
   Management Fee*                                                 0.08%
   Distribution and Service (12b-1) Fee                            0.00%
   Other Expenses+                                                 0.00%
                                                                  ------
Total Annual Fund Operating Expenses                               0.08%
                                                                  ======


----------


* The Fund pays a "Comprehensive Management Fee" that includes the advisory fee, an administration fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting expenses and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share.
** For the fiscal year ended May 31, 2004, Resrv Partners, Inc., the Primary II Fund's distributor, waived distribution (12b-1) fees of 0.23% and, 0.81% with respect to the QRI and QRII shares, respectively, after which the distribution fees were 0.02% and 0.19% respectively.
+ Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. These fees will be less than 0.005% for each Fund. Shareholders will not pay the comprehensive management fee of both the Fund and the Primary Fund, since the fees of the Fund will be reduced by the amount of the comprehensive management fees of the Primary Fund in respect to the Fund's investment.
++ After the distribution (12b-1) expense waiver, the Total Annual Fund Operating Expenses for Class QRI and QRII shares were 0.82% and 0.99%, respectively, for the fiscal year ended May 31, 2004.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs would be the same whether you redeemed your shares at the end of each period or not. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



          SHARE CLASS      ONE YEAR    THREE YEARS   FIVE YEARS   TEN YEARS
          -----------      --------    -----------   ----------   ---------
          Quaker I           $  110       $  344       $   596      $ 1,317
          Quaker II          $  189       $  585       $ 1,006      $ 2,178



                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. The Investment Adviser For The Reserve Funds is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of October 31, 2004, RMCI had approximately $28.6 billion in assets under management. RMCI manages both Funds, subject to policies adopted by the Trustees, under the terms of an Investment Management Agreement with the Trust, on behalf of each Fund. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund, including transfer agent services. For its services each Fund pays RMCI a comprehensive management fee at an annual rate of 0.80% for the class QRI and QRII shares of the Primary II Fund and 0.08% for the Class 8 shares of the Primary Fund, based on the average daily net assets of those classes of the respective Fund's shares

THE DISTRIBUTOR. The Funds' distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of RMCI. The Trust, on behalf of the Funds, has adopted a Rule 12b-1 Distribution Plan (the "Plan"), in respect to Classes QRI and QRII shares, which allows each of those classes of to pay fees for the sale and distribution of its shares. The distribution fee is 0.25% and 1.00% per year of the Class QRI and QRII shares respective average daily net assets. Since this fee is paid out of those classes' assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, is a sub-distributor of the Fund.

YOUR ACCOUNT


                                HOW TO BUY SHARES

HOW FUND SHARES ARE PRICED. Investors pay no initial sales charges to invest in the Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share (NAV) for the relevant share class. The NAV is calculated by taking the total value of the assets of the share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. The Primary Fund uses the amortized cost method of valuing its portfolio securities, which is a standard calculation that does not take into account unrealized gains or losses. Both Funds intend to distribute all income daily to maintain a constant share price of $1.00 for each class of the Funds' shares.

The Funds' NAV is calculated as of the cut-off time for accepting purchase orders and redemption requests, which is 5:00 p.m. Eastern time. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next net asset value calculated after your order is received by the Primary II Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Fund's distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Funds' NAV.

MINIMUM INVESTMENTS. There is no minimum initial or subsequent investment for Primary II Fund shares, except that the minimum initial and subsequent investments for an IRA are $1,000 and $250, respectively. The investment minimums may be reduced or waived in certain circumstances and may be changed by the Fund at any time.

PURCHASES BY MAIL. To purchase shares by mail, overnight or special delivery, complete the Account Application, make a check payable to Citco Mutual Fund Distributors, Inc., and send the form and check to:

                                 The Quaker Funds
                      c/o Citco Mutual Fund Distributors, Inc.
                            83 General Warren Boulevard
                                    Suite 200
                                Malvern, PA 19355

Your purchase order, if accompanied by payment, will be processed upon receipt by Citco Mutual Fund Distributors, Inc., on behalf of the Fund's transfer agent. If the transfer agent receives your order and payment by the Funds' cut-off time, your shares will be purchased at the Fund's NAV calculated that day. Otherwise, your shares will be purchased at the NAV determined as of the cut-off time on the next day on which the Funds' NAV is calculated.

PURCHASES BY WIRE TRANSFER. To make an initial purchase of shares by wire transfer, take the following steps:


     1.   Call 1-800-220-8888 to inform us that a wire is being sent.
     2.   Obtain an account number.
     3. Fill out, fax (610-935-3775), and then mail the Account Application to Citco-Quaker Fund Services, Inc.
     4.   Ask your bank to wire funds to the account of:

                       Wachovia Bank National Association
                                 ABA # 031201467
                       For Credit to Acct # 2000014666991
                   For Further Credit to (Your Name & Acct. #)


Include your name(s), address and taxpayer identification number or social security number on the wire. The wire should state that you are opening a new Primary II Fund account.


To make subsequent purchases by wire call the Quaker Funds at 1-800-220-8888 to place your order, then contact your bank to wire funds using the instructions listed above. Instruct your bank to include your account number on the wire transfer instructions.


You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Class QRI shares are available as an exchange option solely to Class A shareholders of the Quaker Funds. Class QRII shares are available as an exchange option solely to Class B and Class C shareholders of the Quaker Funds.

AUTOMATIC INVESTMENT PLAN. You may purchase shares of the Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution that is an Automated Clearing House ("ACH") member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Quaker Funds at 1-800-220-8888.

TELEPHONE PURCHASES. In order to be able to purchase shares by telephone, your authorization for such purchases must have been established for your account prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the NAV determined at the close of business on the day the transfer agent receives payment through the ACH. Call the Quaker Funds at 1-800-220-8888 for details.


You may make purchases by telephone only if you have an account at a bank that is an ACH member. Most transfers are completed within three business days of your call. The Fund may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to do so.


The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming the Fund and/or the transfer agent have followed procedures reasonably designed to prevent losses, such as the above, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss.


When purchasing shares, please keep in mind:
     - All checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If the correct information cannot be determined, the check or wire is returned.
     - Only federal funds wires are eligible for entry as of the business day received.
     - Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. Investors should be aware it can take up to three (3) business days for payment to be converted to federal funds. Checks delivered to the Fund's offices after 3:00 pm Eastern time, will be considered received the next business day.
     - Investors will be charged a fee (currently $25) for any check that does not clear and will be responsible for any losses suffered by the Fund as a result.

All initial investments must be accompanied by an Account Application or equivalent information. All investments must be in U.S. dollars. Third party, foreign and traveler's checks, as well as cash, will not be accepted.


RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Fund reserves the right to refuse any purchase or exchange for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on each day that the Fund's NAV is calculated. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if the Fund's investment adviser determines that it is in the shareholders' interest to do so. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by the Fund. Redemption requests received after the cut-off time for the calculation of the Fund's NAV on any day will be redeemed at the next NAV calculated. You may request redemption of your shares either by mail, by telephone (by calling 1-800-220-8888) or by wire.

BY MAIL
Redemption requests should be sent via U.S. mail, overnight or special delivery to:

                                The Quaker Funds
                           83 General Warren Boulevard
                                   Suite 200
                               Malvern, PA 19355

When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an Individual Retirement Account (IRA), please call for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -    the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

BY TELEPHONE. You may redeem your shares in the Fund by calling 1-800-220-8888 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by Citco Mutual Fund Distributors, Inc. or the transfer agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Fund by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you might be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect redemption by telephone if desired.


If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.


BY WIRE. You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. Citco Mutual Fund Distributors, Inc. may charge a fee (currently $10) for outgoing wires.

If you purchased Fund shares by wire, you must complete and file an Application Form with the transfer agent before any of the shares purchased can be redeemed. If you do not have an Account Application, call Citco Mutual Fund Distributors, Inc. and they will send you an application.

MINIMUM BALANCE REQUIREMENT. If the value of the shares in your account falls to less than $2,000, the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the rate of redemption. You will have thirty days after notice to bring the account up to $2,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining very small accounts.

EXCHANGE FEATURE. You may exchange your shares of the Fund for the shares of the Quaker Funds without incurring any additional sales charges. Shares of QRI have an exchange option solely with Class A shares of the Quaker Funds. Shares of QRII have an exchange option with Class B and Class C shares of the Quaker Funds. An exchange involves the simultaneous redemption of shares of one fund and purchase of shares of another fund at each fund's respective closing NAV next determined after a request for exchange has been received. An exchange is a taxable transaction. You may direct the Fund to exchange your shares by contacting Citco Mutual Fund Distributors, Inc. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Fund to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

The Trustees reserve the right to suspend or terminate, or amend the terms of the exchange privilege upon 30 days written notice to shareholders.

The Quaker Funds impose a contingent deferred sales charge ("CDSC") on its Class B and C shareholders who redeem their shares before holding them the required number of years. An exchange into QRII shares will not begin a new required holding period for Quaker shareholders. However if an investor redeems his or her QRII shares prior to the end of his or her required holding period, a CDSC will be charged upon the redemption.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing Citco Mutual Fund Distributors, Inc. to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Quaker Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire).

Instructions for establishing this service are included in the Account Application, or are available by calling Citco Mutual Fund Distributors, Inc. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution"(or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. A duly authorized officer(s) must sign the Application and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to Citco Mutual Fund Distributors, Inc. Applications and further details may be obtained by calling Citco Mutual Fund Distributors, Inc. at 800-220-8888.

    THE FUND ASSUMES NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR
                                  MAILED FUNDS.


REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of the Fund, and exchanges between funds, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to the Fund. The Fund may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. The Fund may not be able to determine that specific purchases, sales or exchanges are excessive, although it is the Funds' intention to do so.

A pattern of frequent exchange transactions may be deemed by the Fund to be an abusive practice that is not in the best interests of current shareholders of the Fund. Such a pattern may, at the discretion of the Fund, be limited by that Fund's refusal to accept further purchase and/or exchange orders, after providing the investor with 30 days prior notice. The Fund will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

ACCOUNT SERVICES


                              SHAREHOLDER SERVICES

CHECK WRITING. You may redeem shares of the Fund by using your check writing privileges. Once you complete an application or a signature card and certain other documentation, you can write checks for $500 or more against your account. A check will be returned (bounced) and a fee charged under the following circumstances: if you request a stop payment; the check is postdated; the check contains an irregularity in the signature, amount or otherwise; signature or payee is missing; or is written against accounts with insufficient or uncollected funds.

SHAREHOLDER COMMUNICATIONS. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund within 60 days. Failure to do so could result in the shareholder suffering a loss. The Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Fund or Citco Mutual Fund Distributors, Inc.

SPECIAL SERVICES. The Fund may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

                                                               DIVIDENDS & TAXES


                                    DIVIDENDS

On each day the Fund is open, it declares dividends of substantially all of its daily net investment income and net short-term capital gains, if any. Unless you have elected on the Account Application, or otherwise in writing, to receive cash dividends, all dividends, and capital gains distributions, if any, (together, "dividends") are paid in the form of additional shares credited to your account at NAV. If you have elected to receive dividends in cash, you will be sent monthly checks for those amounts. You will begin accruing dividends on the day following the date your purchase becomes effective.

                                      TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information regarding Federal taxes for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax adviser(s) with regard to the tax consequences of the purchase, ownership or redemption of Fund shares and for information regarding any state or local taxes.

The tax treatment of dividends, as described below, will be the same whether they are reinvested or taken in cash. The Fund's dividends will generally be taxed as ordinary income, although the Fund may also distribute amounts taxable as capital gains. The tax character of the Fund's dividends will be detailed in an annual tax statement. Dividends will not be eligible for the lower individual income tax rate on "qualified dividend income" to the extent that they are derived from short-term capital gains or income on short-term debt instruments. The tax status of capital gains distributions is determined by how long the Fund held the securities sold and not by how long you have held your Fund shares.

If you redeem shares of the Fund or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax.

If you are a foreign entity, the Fund's ordinary income dividends (which may include short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

The Fund is required to withhold Federal taxes on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or social security number to the Fund, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The Fund may be fined for each account for which those numbers are not provided or are incorrect. If such a fine is imposed, the amount of the fine will be charged to the shareholder's account.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid to shareholders.

Both Primary Fund and Primary II Fund intend to maintain their status as regulated investment companies for Federal income tax purposes, so that neither Fund will be liable for Federal income taxes on amounts distributed to shareholders. However, it is possible that events could occur which could cause either or both Funds to incur some U.S. taxes which would reduce amounts available for distribution.

FINANCIAL HIGHLIGHTS


                              FINANCIAL HIGHLIGHTS

The Financial Highlights table below is intended to help you understand the Fund's financial performance for the period indicated. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request by calling 800-637-1700.



                                                                                       QRI                 QRII
                                                                                 ---------------      ---------------
                                                                                  PERIOD ENDED         PERIOD ENDED
                                                                                 MAY 31, 2004(a)      MAY 31, 2004(a)
                                                                                 ---------------      ---------------
Net asset value at beginning of period                                           $        1.0000      $       1.0000
                                                                                 ---------------      --------------
Net investment income from investment operations                                          0.0011              0.0002
Less dividends from net investment income                                                (0.0011)            (0.0002)
                                                                                 ---------------      --------------
Net asset value at end of period                                                 $        1.0000      $       1.0000
                                                                                 ===============      ==============
Total Return                                                                                0.11%              0.02%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                                             $         231.6      $        476.7
Ratio of expenses to average net assets before waiver*                                      0.97%(b)            1.72%(b)
Ratio of expenses to average net assets after waiver*                                       0.82%(b)            0.99%(b)
Ratio of net investment income (loss) to average net assets before waiver                   0.06%(b)           (0.69)%(b)
Ratio of net investment income to average net assets after waiver                           0.20%(b)            0.03%(b)


----------

(a)  From the period November 5, 2003 (Commencement of Class) to May 31, 2004.
(b)  Annualized.
*    Does not include expenses of the Reserve Primary Fund Class 8.

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at WWW.RESERVEFUNDS.COM. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (E.G., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our website, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our website WWW.RESERVEFUNDS.COM for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 and press zero between the hours of 8:30a.m. and 6:00p.m. (EST) or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT CUSTOMERSERVICE@RESERVEFUNDS.COM OR CALL US AT 1-800-637-1700 AND PRESS ZERO.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at CUSTOMERSERVICE@RESERVEFUNDS.COM or call us at 1-800-637-1700 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

     - Do not share your account information, including personal or secret codes or passwords, with others.

     -    Never provide confidential information to unknown callers.

     -    Protect your account records including all statements and receipts.

     - Use a secure browser when doing business on the Internet, and exit online applications when finished.

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

     -    Contact Reserve customer service immediately.

     -    Report the theft to each of these credit reporting agencies: Experian
          - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

     - File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

     - Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

THIS PROSPECTUS CONTAINS THE INFORMATION ABOUT THE FUND, WHICH A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING.

THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") CONTAINS ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND, AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS LIST THE FUND'S HOLDINGS, DESCRIBE FUND PERFORMANCE, AND INCLUDE OTHER INFORMATION ABOUT THE FUND'S INVESTMENTS. YOU MAY OBTAIN THESE DOCUMENTS WITHOUT CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CALLING THE RESERVE FUNDS TOLL FREE AT 800-637-1700.

INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 1-202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, AFTER PAYING A DUPLICATING FEE, AT THE FOLLOWING E-MAIL ADDRESS: publicinfo@sec.gov, OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102.

 INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.



THE QUAKER RESERVE MONEY MARKET ACCOUNT IS OFFERED BY THE RESERVE FUNDS THROUGH CITCO MUTUAL FUND DISTRIBUTORS, INC. SHARES OFFERED ARE SHARES OF THE RESERVE FUNDS.

                          [THE QUAKER(R) FUNDS LOGO]



DISTRIBUTOR -- RESRV PARTNERS, INC.
12/2004
QRMP 1204

INVESTMENT COMPANY FILE NUMBER: 811-2033
THE RESERVE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  PRIMARY FUND

                                 PRIMARY II FUND

                                       OF
                                THE RESERVE FUND


                    1250 BROADWAY, NEW YORK, N.Y. 10001-3701
                           212-401-5500 - 800-637-1700

                                   ----------


The Reserve Fund (the "Trust") was organized on February 1, 1970 as a Maryland corporation and re-organized on October 28, 1986 as a Massachusetts business trust. The Reserve Fund is an open-end management investment company registered with the Securities & Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This Statement of Additional Information ("SAI") pertains to the Primary Fund and Primary II Fund, two of the seven series of the Trust (together the "Funds"). At the date of this SAI, the Reserve Fund had seven series authorized. As of the date of this SAI the Primary Fund had twelve classes of shares outstanding of which this SAI pertains to Class 25 only and the Primary II Fund had two classes of shares outstanding, Classes QRI and QRII. Additional series and classes may be added by the Board of Trustees of the Trust (the "Trustees") without a shareholder vote.

Reserve Management Co., Inc. ("RMCI" or the "Adviser") serves as the Investment Adviser to the Trust. Resrv Partners, Inc. ("Resrv"), an affiliate of RMCI, is the distributor of shares of the Funds pursuant to a distribution agreement between Resrv and the Trusts. RMCI and Resrv are located at 1250 Broadway, New York, NY 10001-3701.

                                   ----------

This SAI is not a prospectus, and should be read in conjunction with the prospectuses of the Funds, each dated December 10, 2004 (the "Prospectuses"). The Prospectuses are incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectuses. Each Fund's audited financial statements are incorporated by reference into this SAI from the annual report to shareholders for the fiscal year ended May 31, 2004 (the "Annual Report").

A copy of the Prospectuses and the Annual Report may be obtained without charge by writing to the Trust at the address shown above or by calling RMCI toll free at 800-637-1700. The SEC maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectuses, the Annual Report, material incorporated by reference and other information regarding the Funds.

                              ----------


                      THIS SAI IS DATED DECEMBER 10, 2004.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
Investment Objectives and Policies                                          3
Money Market Instruments and Investment Strategies                          5
Risks of Investing in the Funds                                             10
Portfolio Transactions                                                      13
Management of the Trust                                                     13
Investment Management Arrangements                                          16
Distribution Arrangements                                                   18
Other Service Providers                                                     20
How to Buy and Sell Shares                                                  20
Shareholder Services                                                        25
Dividends, Distributions and Taxes                                          28
Yield Information                                                           30
Information About the Trust                                                 31
Financial Statements                                                        34
Appendix A- Credit Ratings                                                  35
Appendix B- Proxy Voting Policy and Procedures                              36


          SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE
            U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND
      WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                        INVESTMENT OBJECTIVES AND POLICIES


The investment objective of both the Primary Fund and the Primary II Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.






This investment objective is a fundamental policy for each Fund and may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act. There can be no assurance that a Fund will achieve its objective.



The Primary II Fund invests all of its assets in shares of the Primary Fund rather than investing directly in portfolio securities. Therefore the descriptions of the Funds' investment strategies and risks reflect the direct investments of the Primary Fund and the indirect investments of the Primary II Fund.


An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

FUNDAMENTAL POLICIES. Each Fund's investment objective and the following fundamental investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a "Majority Vote"). Under each Fund's fundamental investment policies, the Fund may not:

     (1) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities) and not in an amount to exceed 5% of the market value of its total assets;

     (2) issue senior securities except in compliance with the Investment Company Act;

     (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     (4) invest more than 25% of its total assets in any particular industry, except to the extent that its investments may be concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations; with respect to not concentrating a Fund's investment in any particular industry, a Fund may not invest more than 25% of its total assets in securities paying interest from revenues of similar type projects or industrial development bonds;

     (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase municipal obligations secured by interests in real estate;

     (6) lend more than 33 1/3% of the value of its total assets, except to the extent its investments may be considered loans;

     (7) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase municipal obligations subject to a stand-by commitment, at the Fund's option; and

     (8) make investments on a margin basis.

The Primary Fund and Primary II Fund are diversified investment companies. Under Section 5(b) of the Investment Company Act, a diversified company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. Any management company other than a diversified company is defined as a "non-diversified" company pursuant to Section 5(b)(2).

The Funds intend to comply with the diversification requirements of Rule 2a-7 under the Investment Company Act which generally limits a money market fund to investing no more than 5% of its total assets in securities of any one issuer, except U.S. government securities, and, if such securities are not First Tier Securities (as defined in the Rule), to not more than 1% of its total assets.

Money-market funds are also subject to the credit quality and maturity requirements of Rule 2a-7. Accordingly, the Funds may invest only in short term money market obligations, rated in one of the two highest short term ratings from a nationally recognized statistical rating organization or in the securities of other open-end investment companies with substantially the same investment objective as the Fund. The average maturity of the Funds' securities portfolio will not be more than 90 days. In addition, the Funds will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, or 397 days (13 months) for other securities.

Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. This limits the aggregate value of all investments (except U.S. government securities, securities of other regulated investment companies, cash and cash equivalent items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

As a matter of policy, the Funds may not invest in commercial paper.


Neither of the Funds intends to borrow for investment purposes.
Notwithstanding the foregoing investment restrictions, each Fund may invest substantially all of its assets in another openend investment company with substantially the same investment objective as the Fund.

Although not currently using a "master/feeder" structure, the Trust has obtained shareholder approval to use a "master/feeder" structure. In that case, a Fund may become a "feeder fund" that would invest in a corresponding "master fund" rather than investing directly in securities. The master fund, in turn, would invest in securities according to the strategies and policies described in this Prospectus. A potential benefit of this structure is that the expenses of the master fund could be shared with any other feeder funds. The Funds have no current plans to implement a master/feeder structure.

               MONEY MARKET INSTRUMENTS AND INVESTMENT STRATEGIES

The following section contains more detailed information about the types of instruments in which the Funds may invest, the strategies the Funds may employ, and a summary of the related risks. A particular type of instrument or strategy will be utilized only when, in the Adviser's opinion, the utilization will help a Fund achieve its investment objective.

MONEY MARKET INSTRUMENTS

Money-market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money-market fund having demand or put features, which have the effect of shortening the security's maturity. Municipal money-market securities include variable rate demand bonds, commercial paper, municipal notes and shares of municipal money-market funds.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal alternative minimum tax ("AMT"). Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of the Prospectus, each Fund has not and does not purchase such securities, but reserves the right to do so in the future.

U.S. TREASURY OBLIGATIONS. Each Fund may invest in obligations of or obligations guaranteed by the U.S. Treasury and backed by the full faith and credit of the U.S. government. The Funds may invest in direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

U.S. GOVERNMENT SECURITIES. The Funds may also invest in other U.S. government securities including instruments which are issued or guaranteed by agencies of the federal government and instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing securities. U.S. government securities include obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home

Loan Bank ("FHLB"), in addition to direct obligations of the U.S. Treasury. Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

BANK OBLIGATIONS. The Funds may invest in bank obligations, including certificates of deposit, banker's acceptances, time deposits and securities backed by a letter of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. A certificate of deposit is a negotiable certificate representing a bank's obligation to repay funds deposited with it, which earns a specified rate of interest over a given period. A banker's acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is a guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

DOMESTIC BANK OBLIGATIONS. Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. The Primary Fund will treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations) as obligations issued by domestic banks only if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

FOREIGN BANK OBLIGATIONS. The Funds may also invest in obligations ("Eurodollar" obligations) of foreign banks located in industrialized nations in Western Europe, as well as Australia and Canada and foreign branches of U.S. banks, which have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. Eurodollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for the Fund. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. standards. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Primary Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Fund held overseas will be held by foreign branches of the Fund's custodian or by other U.S. or foreign banks under sub-custodian arrangements complying with the requirements of the Investment Company Act.

MUNICIPAL OBLIGATIONS. The Funds may also invest in municipal obligations. Municipal obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from specific project or specific assets, or be domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

The two principal classifications of municipal obligations are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are backed by the issuer's faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. The Funds' portfolios may include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a normal commitment but not a legal obligation of a state or municipality. Moral obligation bonds must meet the same credit quality standards as the other investments of a Fund.

The Funds will purchase municipal securities which are rated MIG1 or MIG2 or Prime 1 or Prime 2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 or A-1 or A-2 by Standard & Poor's Corporation ("S&P"). Municipal obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by RMCI to those rated securities in which the Funds may invest, pursuant to guidelines established by the Trustees.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

Specific types of municipal obligations and the risks of each are described more fully below.

There are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the U.S. Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

The risks associated with municipal obligations issued by electric utilities include the availability and cost of fuel and capital, the effects of conservation on energy demand, the effects of rapidly changing environmental safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, increasing competition, opposition to nuclear power and legislative changes.

A major revenue source for the health care industry is payments from the Medicare and Medicaid programs and, consequently, the industry is sensitive to legislative changes and reductions in spending for such programs. Many other factors may affect health care-related debt instruments, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); legislative and regulatory changes by private and governmental agencies, as well as competition among health care providers.

Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. Generally they are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Therefore, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of housing projects, including but not limited to: acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation-related municipal securities may be issued to finance the construction of toll roads, highways, airports, or other transit facilities. Airport bonds are dependent on the stability of the airline industry and a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends as well as the price and availability of fuel. The cost and availability of fuel affects toll road bonds as do toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability generally affect all transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and sewer revenue bonds are often considered to have relatively secure credit due to their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults and could in the future. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers.

An investment in industrial development revenue bonds and notes secured by letters of credit or guarantees of banks, entails banking industry risks. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

WHEN-ISSUED MUNICIPAL OBLIGATIONS. Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such municipal obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income, however, it is each Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that a Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

The Funds may also employ the following investment strategies:

REPURCHASE AGREEMENTS. The Funds may invest in securities pursuant to repurchase agreements ("repos"). Under such agreements, a Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Each Fund will limit repos to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Trustees. To reduce the risk of incurring a loss on a repo, each Fund will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.

A repo may be construed to be a collateralized loan by the purchaser to the seller secured by the securities transferred to the purchaser. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default, instead of the contractual fixed rate of return, the rate of return would be dependent upon intervening fluctuations of the market value of the security and the accrued interest on the security. A Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements ("reverse repos") when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. Reverse repos involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. In a typical reverse repo transaction, the seller (the Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for receiving a percentage of its value. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other appropriate liquid securities that have a value equal to the repurchase price. A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event a Fund may suffer time delays and incur costs or possible losses in connection with such transactions. It is the Funds' policy that entering into a reverse repo transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

INVESTMENTS IN ILLIQUID SECURITIES. Illiquid securities generally are any securities that cannot be disposed of promptly, in the ordinary course of business, at approximately the amount at which the fund has valued the instruments. A Fund may invest in illiquid securities if such investments would not exceed 10% of such Fund's net assets. The liquidity of a Fund's investments is monitored under the supervision and direction of the Trustees. Investments currently considered illiquid include repos not maturing within seven days and certain restricted securities.

BORROWING. The Funds have the authority to borrow money, including through reverse repo transactions, for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. A Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing subjects a Fund to interest costs. Borrowing could also involve leverage if securities were purchased with the borrowed money. To avoid this, each Fund will not purchase securities while borrowings are outstanding.

SECURITIES LENDING AGREEMENTS. The Funds may, from time to time, lend securities on a short-term basis to banks, brokers and dealers (but not individuals) if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Fund's assets. The Fund will receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. Under current regulations, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for the settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund may pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all applicable regulatory requirements including the rules of the New York Stock Exchange (the "NYSE" or the "Exchange").

The Funds could suffer a loss in the event that there are losses on investments made with such collateral. In the event the borrower defaults on its obligations, the Fund could suffer a loss where the market value of securities received as collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral.

CREDIT QUALITY. The SEC has adopted regulations that dictate the credit quality requirements for money market funds. These require the Funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO"), or by one NRSRO if only one NRSRO has rated the securities, or, if unrated, securities determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or may be determined to be of comparable quality. Money market fund shares and U.S. government securities are also first tier securities. Second tier securities generally are rated within the second-highest category. Should a security's high-quality rating change after purchase by a Fund, the Adviser would take such action, including no action, determined to be in the best interest of that Fund.


                         RISKS OF INVESTING IN THE FUNDS

The principal risk factors associated with an investment in either Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Fund's assets.

CREDIT RISK. This is the risk that the issuer of a security that a Fund owns will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the obligation. This risk is reduced to the extent that a Fund invests in to U.S. Treasury or U.S. government securities.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

INTEREST RATE RISK. Interest rate risk is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. In addition, short-term and long-term interest rates do not necessarily move in the same amount of the same direction. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. A Fund may lose money if interest rates rise sharply in a manner not anticipated by Fund management. However, when interest rates fall, the Funds' yields will typically fall as well.

MUNICIPAL SECURITIES RISK. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Yields on municipal securities also depend on a variety of factors, including the size of a particular offering, the maturity of the obligation and the credit rating of the issue. The ability of the Funds to achieve their investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer may affect the overall municipal market.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced from time to time. Proposals also may be introduced before the individual state legislatures that would affect the state tax treatment of a municipal fund's distributions. This could have a significant impact on the prices of some or all of the municipal securities held by a Fund, making it more difficult to maintain a stable net asset value per share ("NAV").

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

TEMPORARY DEFENSIVE POSITIONS. The Funds will at all times as are practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and this SAI. However, from time to time, a Fund may take a temporary defensive position that is inconsistent with the Fund's principal investment strategies to attempt to respond to adverse market, economic, political or other conditions. The Funds would generally, in adopting a temporary defensive position, buy more conservative U.S. Government securities.

In an extreme emergency, each Fund would maintain a large percentage of uninvested cash. If a Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

DISCLOSURE OF PORTFOLIO HOLDINGS. A complete list of each Fund's portfolio, as of the previous day if available, will be sent at no charge by calling 800-637-1700. This information is available to any person or entity on request. Since the Funds consider this information to be publicly available, there is no restriction on the redistribution of the information. The Funds' chief investment officer is responsible for authorizing the release of the portfolio holdings. The Adviser and the Trustees will review, at least annually, the costs and benefits of disclosing these portfolio holdings to confirm that such disclosure continues to be in the interests of each Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

PORTFOLIO TRANSACTION FEES. Investment transactions by the Funds are normally principal transactions at net prices. Therefore the Funds do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices. The Funds have not paid any brokerage commissions during the past three fiscal years.

The Adviser places all orders for the purchase and sale of the Funds' investment securities, subject to the overall supervision of the officers and the Trustees of the Funds. In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields. In determining the best net results, the Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Adviser, and any statistical, research, or other services provided by the dealer to the Adviser. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to a Fund as determined by the Adviser. Dealers who execute investment securities transactions may also sell shares of a Fund. However, any such sales will be neither a qualifying nor disqualifying factor in the selection of dealers.

FEE ALLOCATION. When orders to purchase or sell the same security on identical terms are simultaneously placed for a Fund and other investment companies managed by the Adviser, the transaction fees are allocated as to amount in accordance with the amount of the order placed for each fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

                             MANAGEMENT OF THE TRUSTS

The Board of Trustees of the Trust is responsible for the management and supervision of each Fund. The Trustees approve all material agreements between the Funds and the Funds' service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists of Mr. Patrick J. Foye, Mr. William J. Montgoris and Mr. William E. Viklund, Trustees who are not "interested persons" of the Funds, as defined in the Investment Company Act ("non-interested Trustees"). The Audit Committee reviews each Fund's compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The members of the Audit Committee met twice during the last fiscal year. The Audit Committee members receive an annual committee fee of $2,000. The Nominating Committee, which is comprised of all of the non-interested Trustees, evaluates the qualifications of candidates and nominates individuals to serve as non-interested Trustees when required. The Nominating Committee does not consider nominees recommended by shareholders. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be a non-interested Trustee, oversees the implementation of the Funds' valuation procedures as specified in each Fund's Rule 2a-7 valuation procedures. The Nominating Committee and the Valuation Committee did not meet during the fiscal year ended May 31, 2004.

BIOGRAPHICAL INFORMATION. Biographical information relating to the non-interested Trustees, the Officers of the Funds and the Trustee who is an "interested person" of the Funds, as defined in the Investment Company Act (the "interested Trustee"), is set forth below. The Trustees and the Officers of the Funds oversee seven registered investment companies, with 33 portfolios, in the Reserve/Hallmark fund family. None of the Trustees or Officers hold public directorships outside of the Reserve/Hallmark fund family, except Fr. Harrington, who has been a Director of The Bear Stearns Companies, Inc. (financial services company/broker-dealer) since 1993, and Patrick Foye, who has been a Director of the Philadelphia Trust Company (financial services company) since 2002.


INTERESTED TRUSTEE:

                                                             TERM OF OFFICE**AND        PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE TRUSTS    LENGTH OF SERVICE         THE LAST FIVE YEARS
 BRUCE R. BENT*+                Chairman, Chief              Chairman and Chief         President of Reserve Management
 Age: 67                        Executive Officer and        Executive Officer          Company, Inc. ("RMCI"); Director and
 The Reserve Funds              Trustee                      since 2000                 Chairman/Chief Executive Officer of
 1250 Broadway                                                                          Reserve Management Corporation
 New York, NY 10001                                          Trustee since 1971         ("RMC") and Chairman and Director of
                                                                                        Resrv Partners, Inc. ("Resrv" or the
                                                                                        "Distributor") since 2000; Chairman and
                                                                                        Director of Reserve International Liquidity
                                                                                        Fund (USD) Ltd. since 1990.

                                                                                        Co-founder of The Reserve Fund in
                                                                                        1970; officer thereof since 1970.


NON-INTERESTED TRUSTEES:

                                                             TERM OF OFFICE**AND        PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE TRUSTS    LENGTH OF SERVICE         THE LAST FIVE YEARS
 JOSEPH D. DONNELLEY            Trustee                      Trustee Since 2004         Retired. Managing Director and General
 Age: 57                                                                                Counsel to the Pershing Division of
 5 Beacon Boulevard                                                                     Donaldson, Lufkin and Jenrette
 Sea Girt, NJ 08750                                                                     Securities Corporation from 1976 to
                                                                                        2002; Director of Compliance for
                                                                                        Donaldson, Lufkin and Jenrette from
                                                                                        1976 to 1982; Member of Pershing
                                                                                        Executive Committee from 1986
                                                                                        to present) Co-chair of Pershing
                                                                                        Credit Policy Committee from
                                                                                        1986 to 2002


 EDWIN EHLERT, JR.              Trustee                      Trustee since 1971         Retired. President, Premier
 Age: 73                                                                                Resources, Inc. (meeting management
 2517 Highway #35, Bldg. J                                                              firm) since 1987
 Manasquan, NJ 08736


 PATRICK J. FOYE                Trustee                      Trustee since 2001         President and CEO, United Way of Long
 Age: 47                                                                                Island, since February 2004;
 819 Grand Blvd                                                                         Chairman, New York Public Asset Fund
 Deer Park, NY  11729                                                                   (state agency), since 2002; Deputy
                                                                                        Chairman, Long Island Power Authority
                                                                                        (public utility) since 1995; Executive
                                                                                        Vice President of Apartment Investment
                                                                                        and Management Company (real estate
                                                                                        investment) May 1998 to February 2004;
                                                                                        Partner, Skadden, Arps Slate Meagher
                                                                                        & Flom (law firm) from 1989 to 1998.

 DONALD J. HARRINGTON           Trustee                      Trustee since 1987         President of St. John's University,
 Age: 58                                                                                New York since 1989.
 c/o St. John's University
 8000 Utopia Parkway
 Jamaica, NY 11439

 WILLIAM J. MONTGORIS           Trustee                      Trustee Since 1999         Retired since 1999; Chief Operating
 Age: 57                                                                                Officer of The Bear Stearns
 286 Gregory Road                                                                       Companies, Inc. from 1979 to 1999.
 Franklin Lakes, NJ 07417

 FRANK J. STALZER               Trustee                      Trustee Since 2004         Vice President and General Manager of
 Age: 47                                                                                Arrow/Zeus since 2004; Vice President
 5 Meadowridge Drive                                                                    of Marketing for Arrow/Zeus from 2002
 New Fairfield, CT 06812                                                                to 2004; Vice President of Sales for
                                                                                        Arrow/Zeus from 2000 to 2002; Regional
                                                                                        Vice President of Arrow/Richey from
                                                                                        1999 to 2000; Regional Director-East
                                                                                        of Richey Electronics from 1996 to
                                                                                        1999

 WILLIAM E. VIKLUND             Trustee                      Trustee Since 1999 and     Retired since 1996; President and COO
 Age: 63                                                     from 1987 to 1990          of Long Island Bankcorp from 1980 to
 110 Grist Mill Lane                                                                    1996.
 Plandome Manor, NY 11030



OFFICERS WHO ARE NOT TRUSTEES:

                                                             TERM OF OFFICE**AND        PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE TRUSTS    LENGTH OF SERVICE         THE LAST FIVE YEARS
 BRUCE R. BENT II+              President and Assistant      President and              Senior Vice President, Secretary and
 Age: 38                        Treasurer                    Assistant Treasurer        Assistant Treasurer of RMCI, Senior
 The Reserve Funds                                           since 2000                 Vice President, Secretary and
 1250 Broadway                                                                          Assistant Treasurer of RMC, and
 New York, NY 10001                                                                     Secretary and Director of Resrv since
                                                                                        2000; Trustee of The Reserve Fund, the
                                                                                        Reserve Tax-Exempt Trust, Reserve New
                                                                                        York Tax-Exempt Trust, and the
                                                                                        Hallmark Equity Series Trust from 1999
                                                                                        to 2001; Vice President of RMC, RMCI
                                                                                        and Resrv from 1992 to 2000.

 ARTHUR T. BENT III+            Chief Operating              Chief Operating            Chief Operating Officer/Treasurer,
 Age: 36                        Officer/Treasurer,           Officer/Treasurer,         Senior Vice President and Assistant
 The Reserve Funds              Senior Vice President        Senior Vice                Secretary of RMCI, President,
 1250 Broadway                  and Assistant Secretary      President and              Treasurer and Assistant Secretary of
 New York, NY 10001                                          Assistant Secretary        RMC, and Treasurer and Director of
                                                             since 2000                 Resrv since 2000; Vice President
                                                                                        RMC, RMCI and Resrv from 1997 to 2000.

 DANIEL F. BARRY                Controller                   Since 2004                 Vice President, Fund Accounting and Fund
 Age: 57                                                                                Administration, The Bank of New York,
 The Reserve Funds                                                                      from 2000 to 2004; Senior Vice President
 1250 Broadway                                                                          and Board of Trustees, Daiwa Securities
 New York, NY 10001                                                                     Trust Company from 1990 to 2000.

 AMY W. BIZAR                   Secretary                    Since 2003                 Vice President and Senior Counsel,
 Age: 59                                                                                Banking and Regulatory Affairs, GE
 The Reserve Funds                                                                      Consumer Finance - Americas, from 1998
 1250 Broadway                                                                          to 2003
 New York, NY 10001




*    Mr. Bruce R. Bent is an "Interested Person" of the Funds as defined in
     Section 2(a) (19) of the Investment Company Act due to his positions with RMC, RMCI and Resrv.
** Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders. A Trustee shall retire upon attaining the age of seventy-five (75) years, unless such retirement age is extended by a vote of the non-interested Trustees. Officers hold their positions with the Trust until a successor has been duly elected and qualified.
+ Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

SHARE OWNERSHIP. As of December 31, 2003, The Trustees were the beneficial owners of the equity securities of each Fund, and of all the Funds and Trusts in the Reserve/Hallmark family of funds overseen by each Trustee (the "Supervised Funds"), as indicated below:


                                              AGGREGATE DOLLAR                AGGREGATE DOLLAR RANGE
                                               RANGE OF EQUITY                OF EQUITY SECURITIES IN
                                           SECURITIES IN EACH FUND             ALL SUPERVISED FUNDS*
     INTERESTED TRUSTEE:
       Bruce R. Bent                    Primary Fund - over $100,000               over $100,000

     NON-INTERESTED TRUSTEES:*
       Edwin Ehlert, Jr.               Primary Fund - $50,001-$100,000           $50,001-$100,000
       Patrick J. Foye                  Primary Fund - over $100,000               over $100,000
       Rev. Donald J. Harrington                    None                               None
       William J. Montgoris            Primary Fund - $50,001-$100,000           $50,001-$100,000
       William E. Viklund                           None                          $10,001-$50,000


-----------------------
* Messrs. Donnelley and Stalzer became Trustees in September 2004.


As of December 31, 2003 neither the non-interested Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv or any entity controlling, controlled by or under common control with the Adviser or the Distributor. As of November 30, 2004, the Officers and Trustees as a group owned less than 1% of any Class of shares of any Fund.

TRUSTEE COMPENSATION. Each non-interested Trustee is paid a fee of $3,500 for each joint Board meeting of the Trust and the other Trusts in the Reserve/Hallmark fund complex that they attend in person, a fee of $1,000 for each joint telephonic meeting that they participate in, an annual fee of $24,000 for service to all of the trusts in the Reserve/Hallmark fund complex and reimbursement for any out-of-pocket expenses of attending meetings. The members of the Reserve and Hallmark Audit Committees receive a combined annual fee of $2,000 for service on those committees.These fees and expenses are allocated among the funds in the Reserve/Hallmark fund complex on the basis of each fund's relative net assets. The Trustees do not receive any pension or retirement benefits.



                                               COMPENSATION
                              COMPENSATION       FROM ALL
                                FROM THE      RESERVE/HALLMARK
NAME OF TRUSTEE**             RESERVE FUND        TRUSTS*
Edwin Ehlert, Jr.               $ 37,750        $ 40,000
Patrick J. Foye                 $ 37,750        $ 40,000
Rev. Donald J. Harrington       $ 37,750        $ 40,000
William J. Montgoris            $ 37,750        $ 40,000
William E. Viklund              $ 37,750        $ 40,000

----------

          * Each Trustee serves on the Board of seven registered investment companies, which encompass a total of 33 funds.

         ** Messrs. Donnelley and Stalzer became Trustees in September 2004.

Under the Declarations of Trust, the Trustees and Officers are entitled to be indemnified by the Trusts to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or Officer of a Trust. Neither the interested Trustee nor the Officers of the Funds receive any compensation from the Trusts or the Funds.

CODE OF ETHICS. The Trust, RMCI and Resrv have adopted a Code of Ethics (the "Code"), conforming to the requirements of the Investment Company Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit, commercial paper or municipal bonds.

PROXY VOTING. The Trustees have delegated proxy voting authority with respect to each Fund's portfolio securities to RMCI. In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, RMCI has adopted and implemented the the proxy voting policy and procedures set forth in Appendix B to this SAI with respect to the Trust. RMCI believes that the policy and procedures ensure that such proxies are voted in the best interest of the Funds and their shareholders, in accordance with its fiduciary duties and applicable rules and regulations.

RMCI's proxy voting policy and procedures, as well as information about how a particular proxy was voted, are available upon request. Please contact the Reserve Funds, 1250 Broadway, New York, NY 10001-3701, attn: Client Services or call 800-637-1700 to request a copy.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trust. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are each considered a "controlling person" of RMCI based on their direct and indirect securities ownership.

INVESTMENT MANAGEMENT AGREEMENT. The Trust, on behalf of each of the Funds, has entered into Investment Management Agreements with the Adviser (each a "Management Agreement") which provide for a comprehensive management fee structure. Under each Management Agreement, RMCI manages the respective Fund's investments in accordance with the Fund's investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Investment Management Agreements with the Funds, RMCI is paid a comprehensive management fee (the "Management Fee"), which includes the advisory fee, all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of administrative and customary operating expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, payments pursuant to the Trust's distribution plan and the fees and expenses of the non-interested Trustees, for which each Fund pays its direct or allocated share. The Management Fee for the Class 25 shares is paid on the average daily net assets of the Primary Fund at an annual rate of 0.25%. The Management Fee for both the Class QRI and Class QRII shares of the Primary II Fund is 0.80% of the average daily net assets of the respective class.

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund that would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. RMCI received the following aggregate management fees, and waived fees in the amounts shown, for each Fund for the fiscal years indicated:

PRIMARY FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $ 59,182,271              None
              2003                  $ 65,331,664              None
              2004                  $ 63,459,784        $  395,736


PRIMARY II


          YEAR ENDED MAY 31,       MANAGEMENT FEE
          ------------------       --------------
              2002                           N/A
              2003                           N/A
              2004                     $     774

APPROVAL OF THE MANAGEMENT AGREEMENT. The Management Agreement for the Primary Fund was approved by the Fund's shareholders in 1999, and the Management Agreement for the Primary II Fund was approved by that Fund's shareholders in 2003. Each Management Agreement is renewed annually if approved by the Trustees and by the separate vote of a majority of the non-interested Trustees. Each Management Agreement may be terminated without penalty, upon sixty (60) days' written notice, by the Adviser or by a vote of the Trustees or of a majority of the outstanding voting shares of a Fund.

In considering the continuation of each Fund's Management Agreement, the Trustees, including the non-interested Trustees, compared the fees charged by the Adviser to those of similar funds and clients for comparable services and the total expenses of each Fund in comparison to other comparable funds. The Trustees also considered each Fund's performance relative to its peer group and analyzed the expenses incurred by RMCI and its affiliates with respect to each Fund. The Trustees discussed RMCI's profitability with respect to each Fund and any additional benefits received by RMCI or its affiliates in connection with providing services to the Funds.

After requesting and reviewing such information as they deemed necessary, the Trustees, including a majority of the non-interested Trustees, concluded that the advisory fee was reasonable in light of the extent and quality of the advisory services provided and that the continuation of each Management Agreement was in the best interests of each Fund and its shareholders. No single factor was identified by the Trustees as the principal factor in determining to renew the agreements with RMCI. The non-interested Trustees were advised by legal counsel to the Funds.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION PLANS. The Trust has adopted a distribution plan under Rule 12b-1 of the Investment Company Act. The Class 25 shares do not participate in the plan. Classes QRI and QRII of the Primary II Fund pay distribution (12b-1) fees on the average daily net assets of each such class at the rate of 0.25% and 1.00% respectively, regardless of the amount of distribution expenses incurred: However, for the fiscal year ended May 31, 2004, Resrv Partners, Inc, ("Resrv" or the "Distributor"), the Funds' distributor, waived distribution (12b-1) fees of 0.23% and, 0.81% with respect to the QRI and QRII shares, respectively, after which the distribution fees were 0.02% and 0.19% respectively.

DISTRIBUTION AGREEMENT. Each Trust, on behalf of its Funds, has also entered into a distribution agreement with Resrv, an affiliate of RMCI (each a "Distribution Agreement" and together the "Distribution Agreements") for the distribution of each Fund's shares. The Trust has authorized the Distributor, in connection with the sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. Resrv, located at 1250 Broadway, New York, NY 10001, acts as the "principal underwriter" for the Funds. The Distributor has the right to enter into selected dealer agreements with Intermediaries of its choice for the sale of Fund shares. Resrv's principal business is the distribution of mutual fund shares. During the fiscal year ended May 31, 2004, no payments made under the Distribution Agreements were retained by Resrv.


Resrv pays brokers, financial institutions and other financial intermediaries ("Intermediaries") for services to the Funds' shareholder accounts at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of the QRI and QRII accounts serviced by such Intermediary. Such services may include, but are not limited to, the establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investments in Fund shares from the intermediary's clients accounts. Substantially all such payments are paid to Intermediaries for distribution and administrative services. A Fund may use a portion of the distribution payments to pay for sales materials or other promotional activities directly.

The Trust's Controller or Treasurer reports the amounts and uses of distribution payments to the Board quarterly and in connection with the Trustees' annual consideration of the renewal of the Distribution Plan and Distribution Agreements. The Trustees have determined that there is a reasonable likelihood that the Distribution Plan and Distribution Agreements will benefit each Fund and its shareholders. Each Fund paid the following fees under its respective Distribution Plan and Distribution Agreements for the periods indicated:

         For Year Ended May 31,       Primary Fund           Primary II Fund
         ----------------------       ------------           ---------------
            2004                       $12,391,590                 $756*
            2003                       $13,048,029                   N/A
            2002                       $12,578,270                   N/A

         * The Distributor waived $532 of such fees, after which the amount paid by the Primary II Fund was $224.

Substantially all of such amounts were paid to Intermediaries for providing shareholder and distribution services to the respective Fund. As of November 30, 2004, for the period since the inception of each Distribution Plan, the distribution revenues have equaled the distribution expenses for each of the Funds.

In addition to the amounts paid under the Distribution Agreements and the Distribution Plans, RMCI may, at its discretion, pay an Intermediary amounts from its own resources. The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the costs that the Fund might bear if such services were provided directly by the Fund or by another entity.

APPROVAL OF DISTRIBUTION ARRANGEMENTS. Each Distribution Plan and each Distribution Agreement may be renewed from year to year, if approved by the Trustees and by a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for the purpose of voting on such renewal. All material amendments to a Distribution Plan must be approved by a vote of the Trustees and of the non-interested Trustees, cast in person at a meeting called for the purpose of such vote. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. Each Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the respective Fund, or by a vote of the non-interested Trustees. Each Distribution Agreement will terminate automatically in the event of its assignment.

                             OTHER SERVICE PROVIDERS

TRANSFER AGENT. The Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. JP Morgan Chase Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets of each Fund (the "Custodian") pursuant to a Custodian Agreement with the Trust on behalf of each Fund. The Bank of New York, 1 Wall Street, New York, NY 10286 and State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 provide custody services to the Funds in connection with certain repurchase agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Committee of the Trust has selected PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017 as the Trust's independent registered public accounting firm. The Funds' financial statements for the fiscal year ended May 31, 2004, have been audited by PwC and are incorporated herein by reference in reliance upon the reports of such firm.

                           HOW TO BUY AND SELL SHARES

CALCULATION OF NET ASSET VALUE

Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests, which is 5:00 PM Eastern Time. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. The NAV for each Class of a Fund's shares is computed by dividing the value of the net assets of the Class by the number of outstanding shares of such Class.

The valuation of a Fund's portfolio securities is based upon their amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share; as computed for the purpose of sales and redemptions; at $1.00. RMCI will report to the Trustees any deviations of more than 0.25%, between the net asset value calculated using market quotations and that calculated on the Funds' amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. The Funds cannot guarantee that their respective net asset value will remain at $1.00, although the NAV of each Fund has done so since inception.

PURCHASE OF SHARES

Shares of each Fund are offered at their NAV, which is calculated as of the cut-off time for the Fund accepting purchase and redemption requests for the day. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution. Purchase requests must be received by the Funds, or by an authorized financial intermediary who has a sales agreement with Resrv, by 5:00 PM Eastern Time, on days that the Funds are open, in order to be effective at the NAV calculated on such day. The Funds reserve the right to reject any purchase order.

There is no minimum initial or subsequent investment for QRI or QRII shares of the Primary II Fund, except that IRA accounts are subject to a $1,000 minimum initial investment and a $250 subsequent investment minimum. The Class 25 shares of the Primary Fund are subject to a $10 million initial minimum investment and no subsequent investment minimum.

The Funds may reduce or waive the initial and subsequent minimums in certain circumstances and may set or change a period of time within which the minimum initial investment must be accumulated.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, Reserve will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Fund, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Call The Reserve Fund at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer. Wire transfers will not be accepted for purchases at the day's NAV if your purchase order is not received before the respective Fund's cut-off time for purchases.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

No purchase of shares may be modified or cancelled after the cut-off time. If shares purchased are to be paid for by wire and the wire is not received by the Fund or if shares are purchased by check, which, after deposit, is returned unpaid or proves uncollectible, the investor who gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Fund, the Adviser or the Distributor. The Fund may redeem shares from any account registered in that purchaser's name and apply the proceeds therefrom to the payment of any amounts due the Fund, the Adviser or the Distributor.

INVESTMENTS THROUGH INTERMEDIARIES. Investments may also be made through Intermediaries and those investments may be subject to different policies and fees than those described here. Such investments may involve the Intermediary's own redemption minimums, services fees, and other redemption requirements. Intermediaries may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services.
Some Intermediaries may establish higher minimum investment requirements than those set forth above. Some Intermediaries may charge additional fees for their services, which would reduce their clients' yield or return. In addition, certain privileges with respect to the purchase and redemption of shares, such as check writing privileges or the reinvestment of dividends, may not be available through such Intermediaries or may only be available subject to certain conditions or limitations. Intermediaries may also hold shares in nominee or "street name" on behalf of their clients. In such instances, the Trust will have no information about each individual account. Intermediaries are responsible for the prompt transmission of purchase and redemption orders. Some Intermediaries may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. You should consult a representative of the financial intermediary for more information. Each Fund's Prospectus and SAI should be read in connection with materials from such Intermediary regarding its fees and services.

PURCHASING SHARES WITH SECURITIES. Subject to the approval of the Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SHARE CERTIFICATES. Share certificates are not issued by the Funds.

JOINT OWNERSHIP. When an account is registered in the name of two people, for example a husband and wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account jointly, indemnify and hold the Trust harmless for actions taken by either party.

ANTI-MONEY LAUNDERING REQUIREMENTS. Each Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

REDEMPTION OF SHARES


You may redeem your shares on each day that the Funds' NAV is calculated. Redemption requests must be received by the Funds, or by an authorized financial intermediary who has a sales agreement with Resrv, by the cut-off time on such days in order to be effective at that day's NAV. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by a Fund, or by an authorized financial intermediary who has a sales agreement with Resrv. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day.


Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days).

THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED
                                     FUNDS.


REDEMPTIONS IN KIND. Redemption payments will normally be made by check or wire transfer, but the Funds are authorized to make payment for redemptions partly or wholly by delivery of investment securities valued at the same aggregate net asset value as the shares being redeemed ("redemptions in kind"). The Funds have elected to limit their right to make redemptions in kind to redemptions by a shareholder in any 90-day period that exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act unless withdrawal is permitted by order of the SEC. The Funds intend to redeem in kind only when necessary. In disposing of securities received in such a redemption, a shareholder might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the Fund on the redemption date. The Funds have not utilized this option since inception.

WRITTEN REQUESTS. Redemption instructions and options should be specified when your account is opened. Certain subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. You may redeem shares by a letter of instruction which includes: the name(s) and signature(s) of all accountholders, signature(s) guaranteed if necessary, your account number, the Fund name, the dollar amount of shares you want to redeem, and how and where to send the proceeds. If you are redeeming an IRA, please note the applicable withholding requirements.

SIGNATURE GUARANTEES. To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -    the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries cannot provide signature guarantees. The Funds may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

TELEPHONE REQUESTS. You also may redeem shares by calling the Funds at 800-637-1700. Unless you have not signed up for telephone privileges or a Fund fails to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the account application or in a letter with signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Intermediary through which shares of a Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Funds reserve the right to refuse a telephone redemption if they reasonably believe that the instructions are not genuine or if there appear to be other irregularities regarding the request.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed, or (b) when the SEC has determined that trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit.

  IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND WILL DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH
              SHARES, WHICH MAY TAKE UP TO TEN (10) BUSINESS DAYS.

Shareholder checks written against funds that are not yet considered collected may be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.


                              SHAREHOLDER SERVICES


The following shareholder services are available to investors who hold their Primary II Fund shares directly through Reserve. These services may not be available through Intermediaries, who may offer different services. If you are purchasing, or if you hold, your Fund shares through an Intermediary, please consult a representative of the Intermediary regarding the shareholder services that are available.

These services are designed for individual investors, and are generally not available to Class 25 shareholders. However, the Exchange Privilege, Reserve Easy Access(SM) and Reserve OnLine Access(SM) are available for those accounts.

RESERVE CASH PERFORMANCE ACCOUNT. The Reserve Cash Performance Account ("CPA") and the Reserve Cash Performance Account Plus ("CPA "Plus"") provide a comprehensive package of additional services to investors. These packages provide a checking arrangement whereby checks are provided to Fund shareholders. By completing the account application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since share redemptions are not made until the check is processed by the Funds. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Your checks will be returned and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient or uncollected funds. All transaction activity, including check redemptions, will be reported on your account statement. Checking may not be available to clients of some Intermediaries.

A VISA Debit Card is also available with these packages. The VISA Debit Card functions exactly as a conventional VISA credit card does, except that the cardholder's account is automatically charged for all purchases and cash advances, thus eliminating monthly finance charges. You may also use your VISA Debit Card to get cash at ATMs.

Investors have a choice of receiving a cash rebate, currently 1%, on all VISA purchases, which is credited to their account or, for an additional $35, participating in the Reserve Airline Rewards Program. As with the checking facility, VISA charges are paid by liquidating shares in your account, but any charges that exceed the account balance at the time they are presented will be rejected. VISA Debit Card issuance is subject to credit approval. The Trust, VISA or the bank may reject any application for checks or debit cards and may terminate an account at any time. Conditions for obtaining a VISA Debit Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA Debit Card are intended to provide investors with easy access to their account balances.

Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Debit Card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently Bank One, at 800-VISA-911 or 800-847-2911, which can be reached 24 hours a day, seven (7) days a week, or by telephoning the Fund at 800-637-1700 or 212-401-5500 on Monday through Friday, 8:30 AM to 6:00 PM, Eastern time.

For more information regarding features of the CPA and CPA "Plus" packages, as well as the Terms & Conditions of the Reserve Airline Rewards Program, please call the Reserve Funds at 800-637-1700. The Funds will charge CPA "Plus" accounts a nonrefundable annual service fee, currently $60, which may be charged to the account at the rate of $5 monthly. CPA and CPA "Plus" participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and processing returned checks. These fees may be changed at any time upon 30 days' notice to participants. In addition, Intermediaries in this program may charge their own additional service fees and may establish their own minimum check amount.

The use of checks and VISA Debit Cards by participants will be subject to the terms of the Reserve CPA Application and the VISA Account Shareholder Agreement.

EXCHANGE PRIVILEGE. Shareholder may exchange Primary Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when both Funds' NAVs are calculated, by calling 800-637-1700. The Class QRI and QRII shares of the Primary II Fund may be exchanged, without any additional sales charge, for shares of the Quaker Funds. Class QRI shares have a reciprocal exchange privilege with Class A shares of the Quaker Funds, and Class QRII shares have a reciprocal exchange privilege with the Quaker Funds Class B and Class C shares. Exchange requests must be received by both Funds' cut-off time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cut-off time of either fund will be effected on the next day on which both Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and authorize a telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use Class QRI and QRII shares of the Primary II Fund as an investment for an Individual Retirement Account
(IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an IRA account application.

RESERVE AUTOMATIC ASSET-BUILDER PLAN.(SM) You may make automatic purchases of shares by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an Automatic Asset-Builder Plan application.

RESERVE AUTOMATIC TRANSFER PLAN.(SM) If you have an account with a balance of at least $5,000, and you have submitted an Automatic Transfer Plan application to the Fund, you may make automatic transfers, without charge, from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate in the application (your "deposit account"). You may elect to have accumulated dividends or distributions from a Fund transferred to your deposit account on a monthly basis or to have a fixed dollar amount of Fund shares redeemed and the proceeds transferred to your deposit account on a monthly, quarterly or annual basis. These transfers must be for a minimum of $25 whether from redemptions or from reinvested dividends or distributions. You may also have amounts transferred to your deposit account from telephone redemptions of $100 and over. To be eligible for these services, your deposit account must be held at an Automated Clearing House member bank. For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an Automatic Transfer Plan application. Changes to any plan elections must be in writing with signature(s) guaranteed. The Funds may impose a charge, modify or terminate any Automatic Transfer Plan at any time, after notice to the participant. The Automatic Transfer Plan may not be available to clients of some Intermediaries or may be subject to additional or other conditions or limitations.

REPORTS AND STATEMENTS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. Duplicate shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report will not be sent to related accounts at a common address, unless instructed to the contrary by you. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds within 60 days. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

RESERVE EDELIVERY.(SM) The Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.reservefunds.com/edelivery. You must provide a verifiable e-mail address in order to enroll.

RESERVE EASY ACCESS.(SM) Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options including obtaining yields and account balances, and other options. To use this service, call 800-637-1700 and follow the instructions.

RESERVE ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

STOP PAYMENTS. Each Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by a Fund by the cutoff time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning the shareholder services are subject to change from time to time. The Funds reserve the right to increase their minimum investment amounts.

The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                  DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund ordinarily declares dividends from its daily net investment income (and net short-term capital gains, if any) on each day the Trust is open for business. The Fund's earnings for Saturdays, Sundays and holidays are generally declared as dividends on the preceding business day. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains un-cashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by un-cashed distribution or redemption checks.


TAXES. The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Fund of any liability for federal income tax to the extent its earnings and gains, if any, are distributed in accordance with applicable provisions of the Code. If the Fund does not qualify as a RIC, it would be treated for tax purposes as an ordinary corporation subject to federal income tax and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.


The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general as if the RIC's taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While both the Primary Fund and the Primary II Fund, intend to distribute income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of either Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") will be taxable to a U.S. shareholder as ordinary income. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2008 has been reduced. Under these rules, a certain portion of ordinary income dividends constituting "qualified dividend income" when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute "qualified dividend income". Thus, ordinary income dividends paid by the Fund generally will not be eligible for taxation at the reduced rates. Similarly, because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid to shareholders. Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Distributions in excess of the Fund's earnings and profits will first reduce the shareholder's adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset).

Ordinary income and capital gain dividends are taxable to shareholders as described even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.


Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, gain derived from the disposition of any market discount bonds (I.E., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless an election is made to include the market discount in income as it accrues. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Primary Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Primary Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of investment company taxable income to be distributed to its shareholders as ordinary income.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


In the event that a Fund fails to maintain a constant NAV, upon the sale or other disposition of Fund shares, a shareholder may realize a taxable gain or loss. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets, will be long-term or short-term generally depending upon the shareholder's holding period for the shares. A loss realized on a sale or exchange of Fund shares will be disallowed if other shares are acquired (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares.


The Fund is currently required by federal law to withhold 28% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the shareholder's social security number.


The tax consequences to a foreign shareholder of an investment in the Fund will generally be different from those described herein.

Investors are advised to consult their own tax adviser(s) with respect to the particular tax consequences to them of an investment in a Fund.

                                YIELD INFORMATION

The yield on each Fund's shares may fluctuate. The yield for past periods is not an indication of future yields. The yield is affected by such factors as changes in the type and quality of portfolio securities held, portfolio maturity and operating expenses. Although yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality, current yield information may not provide a basis for comparison with investments that pay a fixed yield over a fixed period of time.

The following table shows the yield and effective yield, for the Class 25 of shares of the Primary Fund, and the Class QRI and QRII shares of the Primary II Fund, for the seven-day period ended May 31, 2004:


                                                               EFFECTIVE
                    FUND AND CLASS                YIELD          YIELD
                    PRIMARY FUND -- CLASS 25      0.51%          0.51%
                    PRIMARY II FUND -- QRI        0.20%          0.20%
                    PRIMARY II FUND -- QRII       0.03%          0.03%

Each Fund computes its yield and effective yield in accordance with the regulations adopted by the Commission described below:

YIELD QUOTATION. Each Fund's yield for the seven days ended on May 31, 2004, is calculated by determining the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, exclusive of capital changes and income other than investment income, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by 365 and divided by seven. The resulting yield figure is carried out to at least the nearest hundredth of one percent.

EFFECTIVE YIELD QUOTATION. Each Fund's effective yield for the seven days ended on May 31, 2004, is calculated, to at least the nearest hundredth of one percent, by determining the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, exclusive of capital changes and income other than investment income, and subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Trust may refer to the growth of assets managed or administered by RMCI over certain time periods in its advertising and sales literature.

                           INFORMATION ABOUT THE TRUST

     The Declaration of Trust of the Reserve Fund permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, which may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of their respective share class of their Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the Investment Company Act (e.g., to approve a new Investment Management Agreement or change the fundamental investment policies) or by the Declaration of Trust.

     Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of a Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the shares. Any changes would be required to comply with all applicable state and federal securities laws, which currently require that each class be preferred over all other classes in respect to assets specifically allocated to such class. Upon liquidation of any Fund, shareholders of each Class are entitled to share, pro rata, in the net assets of their Class that are available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares.

     Each Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option.

     Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

     All consideration received by the Trust for shares of one of the Funds and one of the Classes, and all assets in which such consideration is invested, will belong to that Fund and Class, and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class.

     Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for such trust's obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Funds, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declarations of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Funds intend to conduct their operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and are voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a Majority Vote of the Class affected.

PRINCIPAL SHAREHOLDERS. As of December 8, 2004, the following persons or entities owned of record, or were known to own beneficially, 5% or more of a Class of the outstanding shares of a Fund:

PRIMARY FUND

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
AEIS Omnibus - Primary                                    Class R        5.6%
733 Marquette Ave I9/692
Minneapolis, MN 55440

MCI Inc.                                                  Class 8        9.4%
Treasury Department
1133 19th Street, NW
Washington, DC  20036


PRIMARY II FUND


NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Citco Quaker Fund                                         QR I           27.8%
FBO Quaker Funds
83 General Warren Blvd Suite 200
Malvern, Pa 19355

Citco Quaker Fund                                         QR II          72.2%
FBO Quaker Funds
83 General Warren Blvd Suite 200
Malvern, Pa 19355

Any shareholder beneficially owning more than 25% of a Fund's outstanding shares, either directly or indirectly, may be considered a controlling person of that Fund. That shareholder's vote could have a more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

                              FINANCIAL STATEMENTS

The Funds' audited Financial Statements for the fiscal year ended May 31, 2004 are incorporated into this SAI by reference to the Funds' Annual Reports dated May 31, 2004. The Funds' Annual Reports are available at no charge by calling 800-637-1700.

                                                                     APPENDIX A

                                 CREDIT RATINGS

The following are the rating designations of certain short-term instruments and issuers and their respective meanings.

STANDARD & POOR'S ("S&P") Instruments with the greatest capacity for timely payment are rated A by S&P. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

S&P ratings with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an "SP-1+" designation. SP-2,the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Moody's highest rating for short-term notes is MIG1/VMIG1; MIG-1/VMIG-1 denotes "superior credit quality", enjoying "highly reliable liquidity support' or "demonstrated broad-based access to the market for refinancing"; MIG2/VMIG2 denotes "strong credit quality" with margins of protection that are ample although not so large as MIG1/VMIG1.

FITCH RATINGS ("Fitch") employs the ratings F1 - F3 for short-term investment grade obligations. F1 denotes the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments. A "+" may be appended to an F1 rating class to denote any exceptionally strong credit feature. F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. F3 denotes fair credit quality. It indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Fitch Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Fitch Individual Ratings are assigned only to banks. 'A' denotes a very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment or prospects. 'B' denotes a strong bank. There are no major concerns regarding the bank. Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment or prospects. 'C' denotes an adequate bank, which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment or prospects.

                                                                     APPENDIX B

                    RESERVE MANAGEMENT COMPANY, INC
                   PROXY VOTING POLICY AND PROCEDURES

I.   POLICY

     Reserve Management Company, Inc. (the "Adviser") acts as investment adviser for the various series of The Reserve Funds, registered investment companies, referred to collectively as the "Funds". The Adviser has full authority to vote proxies on behalf of each Fund. Although the Funds do not invest in corporate securities, they may on occasion invest in affiliated or other mutual funds which may issue proxies from time to time. Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its authority in accordance with this Policy and Procedures.

     When voting proxies for the Funds, the Adviser's utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund's account.

II.  PURPOSE

     The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

III. PROCEDURES

     The Portfolio Manager of each Fund (each a "Portfolio Manager") is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of each Fund's best interests. Although many proxy proposals can be voted in accordance with the Funds' established guidelines (see
Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

     A.  Conflicts of Interest

     Where a proxy proposal raises a material conflict between the Adviser's interests and an interest of any Fund, the Adviser will resolve such a conflict in the manner described below:

         1. VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser HAS LITTLE OR NO DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

         2. OBTAIN CONSENT. To the extent that the Adviser HAS DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities. The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict such that each affected Fund would be able to make an informed decision regarding the vote. If a Fund does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund's account.

     Each Portfolio Manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this Section III.A.

      B. LIMITATIONS

      In certain circumstances, in accordance with a Fund's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

         1. FUND MAINTAINS PROXY VOTING AUTHORITY: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.

         2. TERMINATED ACCOUNT: Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.

         3. LIMITED VALUE: If the Adviser determines that the value of a Fund's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the Fund's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the Fund account is less than $500.

         4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the Fund's account, the Adviser may recall the security for purposes of voting, subject to the securities lending agreements with the Funds' custodian in place at that time.

         5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund's proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

IV.  RECORD KEEPING

     In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

     The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.   PROXY VOTING GUIDELINES

  Each proxy issue will be considered individually. The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules. The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed. However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

     The following guidelines are grouped according to the types of proposals generally presented to stockholders. Part A deals with proposals that have been approved and recommended by the company's board of directors. Part B deals with proposals submitted by stockholders for inclusion in proxy statements. Part C addresses unique considerations pertaining to foreign issuers.

     A. BOARD APPROVED PROPOSALS

     The vast majority of matters presented to stockholders relate to proposals made by the issuer itself. These proposals have been approved and recommended by the issuer's board of directors. The Funds fully support the enhanced corporate governance practices being implemented and intend to hold corporate boards accountable for their actions in promoting stockholder interests. Accordingly, the Funds' proxies will generally be voted for board-approved proposals, except as follows:

            a. The Funds will withhold votes for any nominee for director who is considered independent by the company but who has received compensation from the company other than for service as a director (such as for investment banking, consulting, legal or financial advisory services).

            b. The Funds will vote on a case-by-case basis in contested elections of directors and on proposals to classify a board of directors.

         The Funds will vote on a case-by-case basis on board approved proposals:

            - relating to executive compensation.

            - relating to changes in a company's capitalization.

            - relating to acquisitions, mergers, re-incorporations,
              reorganizations and other similar transactions.

            - to adopt any form of anti-takeover measures.

            - to amend a company's charter or bylaws (except for charter amendments which are necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

            - on other business matters where the Funds are otherwise
              withholding votes for the entire board of directors.

     B. STOCKHOLDER PROPOSALS

     The Securities and Exchange Commission regulations permit stockholders to submit proposals for inclusion in a company's proxy statement. These proposals often seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The Funds will vote on a case-by-case basis on all shareholder proposals.

     C. VOTING SHARES OF FOREIGN ISSUERS

     Because foreign issuers are incorporated outside of the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing certain foreign issuers may provide substantially less protection for shareholders. As a result, the above guidelines, which are premised on the existence of sound corporate governance and disclosure frameworks, may not be appropriate under some circumstances for foreign issuers. Therefore, the Funds will vote proxies of foreign issuers on a case-by-case basis.

APPROVED AS OF DECEMBER 2, 2004

PART C

Item 22. Exhibits

      (a) Declaration of Trust and Amendments, filed as an exhibit to Post-Effective Amendment No. 60, dated July 31, 1999, to the Registrant's registration statement on Form N-1A (the "Registration Statement"), is incorporated by reference.

      (b) Bylaws and Amendments filed, as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement, dated July 31, 1999, is incorporated by reference.

      (c) See (a) and (b).

      (d) Form of Investment Management Agreement, filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement, dated July 31, 1999, is incorporated by reference.

      (e) Form of Distribution Agreement, filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement, dated July 19, 2001, is incorporated by reference.

      (f) Not applicable

      (g)(1) Global Custodian Agreement with Chase Manhattan Bank, filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement, dated July 31, 1999, is incorporated by reference.

      (g)(2) Amendment to Global Custodian Agreement, filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement, dated July 19, 2001, is incorporated by reference.

      (h) Not applicable

      (i) Opinion of Counsel, filed as an exhibit to Post-Effective Amendment No. 46 to the Registration Statement, dated August 11, 2003, is incorporated by reference.

      (j) Consent of Independent Registered Public Accounting Firm.

      (k) Not applicable

      (l) Not applicable

      (m)(1) Form of Registered Dealer Agreement, filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement, dated July 31, 1999, is incorporated by reference.

      (m)(2) Plan of Distribution, filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement, dated April 9, 2001, is incorporated by reference.

      (n) Registrant's Plan Pursuant to Rule 18f-3, filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement, dated April 9, 2001, is incorporated by reference.

      (o) Reserved

      (p) Code of Ethics, filed as an exhibit to Post-Effective Amendment No.
      73 to the Registration Statement, dated September 2, 2004, is incorporated by reference.

Item 23. Persons Controlled by or Under Common Control with Registrant Not Applicable

Item 24. Indemnification

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed the final adjudication of such issue.

Item 25. Business and Other Connections of Investment Adviser

Reserve Management Company, Inc. ("RMCI") acts as the investment adviser for each series of the following open-end registered management investment companies: The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Hallmark Equity Series Trust, Reserve Municipal
Money-Market Trust and Reserve Short Term Investment Trust.

Each executive officer of RMCI is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged since June 1, 2002 for his own account or in the capacity of director, officer, partner or trustee. Mr. Bruce Bent is Chairman/CEO and Trustee, Mr. Bruce Bent II is President and Assistant Treasurer, Mr. Arthur Bent III is Chief Operating Officer/Treasurer, Senior Vice President and Assistant Secretary and Mr. Daniel Barry is Controller of each of the Trusts for which RMCI acts as investment adviser. The address of each of the registered investment management companies listed above, RMCI, Reserve Management Corporation and Resrv Partners, Inc. is 1250 Broadway, 32nd Floor, New York, New York 10001.


                  POSITION WITH
NAME                THE ADVISER                 OTHER BUSINESSES
Bruce R. Bent       Chairman/CEO                Chairman/CEO, Director of Reserve
                                                Management Corporation; Chairman and
                                                Director of Resrv Partners, Inc.

Bruce R. Bent II    President and               Senior Vice President, Secretary and
                        Secretary               Director of Reserve Management
                                                Corporation; Secretary and
                                                Director of Resrv Partners, Inc.

Arthur              Senior Vice President       President, Treasurer and
T. Bent III         CO0/Treasurer               Director of Reserve Management
                                                Corporation and Treasurer
                                                and Director of Resrv Partners, Inc.

Daniel F. Barry     Controller                  Controller of Reserve Management

                                                Corporation and Reserv Partners, Inc.


Item 26. Principal Underwriters

(a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.

(b) Provided below is the name, positions and offices with Resrv Partners, Inc. and positions and offices with each series of the Registrant for each Director, Officer or partner of Resrv Partners, Inc. The principal business address of each such person is 1250 Broadway, 32nd Floor, New York, New York 10001.


                      POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
NAME                  WITH RESRV PARTNERS, INC.   WITH THE REGISTRANT
--------------------  --------------------------  ---------------------------------
Bruce R. Bent         Chairman and Director       Chairman and CEO

Mary Belmonte         President                   None

Bruce R. Bent II      Secretary, Assistant        President and Assistant Treasurer
                      Treasurer and Director

Arthur T. Bent III    Treasurer, Assistant        Senior Vice President, Treasurer,
                      Secretary and Director      Chief Operating Officer and
                                                  Assistant Secretary

Daniel F. Barry       Controller                  None

Amy W. Bizar          Counsel                     Secretary


(c)   Not applicable.

Item 27. Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 28. Management Services
     See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 29. Undertakings     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 10th day of December, 2004.

                     THE RESERVE FUND

                      By:  /s/ Bruce R. Bent II
                         -------------------------------
                         Bruce R. Bent II, President

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons to the capacities and on the date indicated.


Bruce R. Bent*                   Chairman, CEO and Trustee
----------------------------
Bruce R. Bent

/s/  Bruce R. Bent II            President and Assistant      December 10, 2004
----------------------------     Treasurer
Bruce R. Bent II

Arthur T. Bent III*              Senior Vice President,
----------------------------     Treasurer, Chief Operating
Arthur T. Bent III               Officer and Assistant
                                 Secretary

Joseph D. Donnelley*             Trustee
----------------------------
Joseph D. Donnelley

Edwin Ehlert, Jr.*               Trustee
----------------------------
Edwin Ehlert, Jr.

Patrick Foye*                    Trustee
----------------------------
Patrick Foye

Donald J. Harrington*            Trustee
----------------------------
Donald J. Harrington

William Montgoris*               Trustee
----------------------------
William Montgoris

Frank J. Stalzer*                Trustee
----------------------------
Frank J. Stalzer

William E. Viklund*              Trustee
----------------------------
William E. Viklund

*  Signed pursuant to a power of attorney                     December 10, 2004

By:  /s/  Bruce R. Bent II
----------------------------
Bruce R. Bent II

                                  EXHIBIT INDEX

Exhibit
Numbers          Description
-------          -------------------------------------------------------------
  (j)            Consent of Independent Registered Public Accounting Firm.